Related Parties	6 Months Ended
Jun. 30, 2023
Disclosure Of Transactions Between Related Parties [Abstract]
Related Parties

Note 11 — Related Parties

During the six months ended June 30, 2023 and 2022 the Company did not have any material transactions with related parties.

Terms and conditions of transactions with related parties

Transactions with related parties, other than the remuneration of certain non-executive directors as disclosed below, are made on terms equivalent to those that prevail in arm’s length transactions. Outstanding balances at the year-end are unsecured and interest free and settlement generally occurs in cash. There have been no guarantees provided or received for any related party receivables or payables.

Compensation to Directors and Senior Managers of the Company

The Company’s compensation includes base salary, as well as short and long-term incentive schemes.

Key Management Personnel (“KMPs”) are those persons having authority and responsibility for planning, directing and controlling the activities of the Group, including the directors of the Company. KMPs include the Chief Executive Officer, Chief Financial Officer, Chief Science Officer, Chief Operating Officer, Chief Business Officer and Vice President of Research and Development. The following table sets forth the total compensation paid to KMPs during the six months ended June 30:

	2023	2022

Short-term employee benefits	2,198	1,257
Share-based payments	10,164	290
Total compensation paid to key management personnel	12,362	1,547

Additionally, certain non-executive directors of the Company who serve as representatives of the Company’s shareholders and as such, have of received cash remuneration from the Company during the six months ended June 30, 2023 and 2022 totaling €166 thousand and €39 thousand, respectively, and share-based payment expenses during the period totaling €241 thousand and €11 thousand, respectively.